Exhibit 99.2

Supplemental Financial Information
For the three months ended March 31, 2010

The Macerich Company

Supplemental Financial and Operating Information

        All information included in this supplemental financial package is unaudited, unless otherwise indicated.

        This supplemental financial information should be read in connection with the Company's first quarter 2010 earnings announcement (included as Exhibit 99.1 of the Company's Current Report on 8-K, event date May 4, 2010) as certain disclosures, definitions and reconciliations in such announcement have not been included in this supplemental financial information.

The Macerich Company

Supplemental Financial and Operating Information

Overview

        The Macerich Company (the "Company") is involved in the acquisition, ownership, development, redevelopment, management and leasing of regional and community shopping centers located throughout the United States. The Company is the sole general partner of, and owns a majority of the ownership interests in, The Macerich Partnership, L.P., a Delaware limited partnership (the "Operating Partnership").

        As of March 31, 2010, the Operating Partnership owned or had an ownership interest in 71 regional malls and 14 community shopping centers aggregating approximately 74 million square feet of gross leasable area ("GLA"). These 85 regional malls and community shopping centers are referred to hereinafter as the "Centers", unless the context requires otherwise.

        The Company is a self-administered and self-managed real estate investment trust ("REIT") and conducts all of its operations through the Operating Partnership and the Company's management companies (collectively, the "Management Companies").

        All references to the Company in this Exhibit include the Company, those entities owned or controlled by the Company and predecessors of the Company, unless the context indicates otherwise.

        This document contains information that constitutes forward-looking statements and includes information regarding expectations regarding the Company's refinancing, development, redevelopment and expansion activities. Stockholders are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to vary materially from those anticipated, expected or projected. Such factors include, among others, general industry, economic and business conditions; adverse changes in the real estate markets, including the liquidity of real estate investments; and risks of real estate development, redevelopment, and expansion, including availability, terms and cost of financing, construction delays, environmental and safety requirements, budget overruns, sunk costs and lease-up. Real estate development, redevelopment and expansion activities are also subject to risks relating to the inability to obtain, or delays in obtaining, all necessary zoning, land-use, building, and occupancy and other required governmental permits and authorizations and governmental actions and initiatives (including legislative and regulatory changes) as well as terrorist activities which could adversely affect all of the above factors. Furthermore, occupancy rates and rents at a newly completed property may not be sufficient to make the property profitable. The reader is directed to the Company's various filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2009 and the Quarterly Reports on Form 10-Q, for a discussion of such risks and uncertainties, which discussion is incorporated herein by reference. The Company does not intend, and undertakes no obligation, to update any forward-looking information to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events unless required by law to do so.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Information and Market Capitalization

	Period Ended
	3/31/2010	12/31/2009	12/31/2008
	dollars in thousands except per share data
Closing common stock price per share	$38.31	$35.95	$18.16
52 week high	$41.34	$38.22	$76.50
52 week low	$5.45	$5.45	$8.31
Shares outstanding at end of period
Class A non-participating convertible preferred units	208,640	205,757	193,164
Common shares and partnership units	110,991,586	108,658,421	88,529,334

Total common and equivalent shares/units outstanding	111,200,226	108,864,178	88,722,498

Portfolio capitalization data
Total portfolio debt, including joint ventures at pro rata	$6,558,336	$6,563,706	$7,926,241
Equity market capitalization	4,260,081	3,913,667	1,611,201

Total market capitalization	$10,818,417	$10,477,373	$9,537,442

Floating rate debt as a percentage of total debt	17.1%	16.0%	21.9%

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Changes in Total Common and Equivalent Shares/Units

	Partnership Units	Company Common Shares	Class A Non-Participating Convertible Preferred Units ("NPCPUs")	Total Common and Equivalent Shares/ Units
Balance as of December 31, 2009	11,990,731	96,667,690	205,757	108,864,178

Conversion of partnership units to common shares	(31,877)	31,877	—	—
Conversion of partnership units to cash	(8,256)	—	—	(8,256)
Issuance of stock/partnership units from stock dividends, stock option exercises, restricted stock issuance or other share- or unit-based plans	282,057	2,059,364	2,883	2,344,304

Balance as of March 31, 2010	12,232,655	98,758,931	208,640	111,200,226

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Supplemental Funds from Operations ("FFO") Information(a)

	As of March 31,
	2010	2009
Straight line rent receivable	$68.2	$63.8

	For the Three Months Ended March 31,
	2010	2009
	dollars in millions
Lease termination fees	$1.6	$1.9
Straight line rental income	$0.3	$1.6
Gain on sales of undepreciated assets	$—	$1.3
Amortization of acquired above- and below-market leases	$2.9	$4.1
Amortization of debt premiums/(discounts)	$(0.8)	$0.3
Interest capitalized	$9.0	$6.5

(a)
All joint venture amounts included at pro rata.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Expenditures

	For the Three Months Ended 3/31/10	Year Ended 12/31/2009	Year Ended 12/31/2008
	dollars in millions
Consolidated Centers(a)
Acquisitions of property and equipment	$2.2	$11.0	$87.5
Development, redevelopment and expansions of Centers	35.7	216.6	446.1
Renovations of Centers	2.2	9.6	8.5
Tenant allowances	2.0	10.8	14.7
Deferred leasing charges	8.1	20.0	22.3

Total	$50.2	$268.0	$579.1

Unconsolidated Joint Venture Centers(a)
Acquisitions of property and equipment	$0.1	$5.4	$294.4
Development, redevelopment and expansions of Centers	7.1	57.0	60.8
Renovations of Centers	1.4	4.2	3.1
Tenant allowances	0.6	5.1	13.8
Deferred leasing charges	1.2	3.8	5.0

Total	$10.4	$75.5	$377.1

(a)
All joint venture amounts at pro rata.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Sales Per Square Foot(a)

	Consolidated Centers	Unconsolidated Joint Venture Centers	Total Centers
03/31/2010	$377	$449	$416
12/31/2009	$368	$440	$407
12/31/2008	$420	$460	$441

    (a)
    Sales are based on reports by retailers leasing mall and freestanding stores for the trailing 12 months for tenants which have occupied such stores for a minimum of 12 months. Sales per square foot are based on tenants 10,000 square feet and under for regional malls.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Occupancy

Period Ended	Consolidated Centers Regional Malls(a)	Unconsolidated Joint Venture Centers Regional Malls(a)	Total Regional Malls(a)
03/31/2010	91.3%	91.1%	91.2%
12/31/2009	91.2%	91.3%	91.3%
12/31/2008	91.6%	92.8%	92.3%

Period Ended	Consolidated Centers(b)	Unconsolidated Joint Venture Centers(b)	Total Centers(b)
03/31/2010	91.1%	91.1%	91.1%
12/31/2009	90.7%	91.4%	91.1%
12/31/2008	91.3%	93.1%	92.3%

    (a)
    Only includes regional malls. Occupancy data excludes space under development and redevelopment.

    (b)
    Includes regional malls and community centers. Occupancy data excludes space under development and redevelopment.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Rent

	Average Base Rent PSF(a)	Average Base Rent PSF on Leases Executed for the trailing twelve months ended(b)	Average Base Rent PSF on Leases Expiring(c)
Consolidated Centers
03/31/2010	$38.08	$35.64	$34.71
12/31/2009	$37.77	$38.15	$34.10
12/31/2008	$41.39	$42.70	$35.14
Unconsolidated Joint Venture Centers
03/31/2010	$46.21	$43.14	$37.77
12/31/2009	$45.56	$43.52	$37.56
12/31/2008	$42.14	$49.74	$37.61

(a)
Average base rent per square foot is based on Mall and Freestanding Store GLA for spaces 10,000 square feet and under, occupied as of the applicable date, for each of the Centers owned by the Company. Leases for Promenade at Casa Grande, SanTan Village Power Center and SanTan Village Regional Center were excluded for Year 2008 because they were under redevelopment. Leases for The Market at Estrella Falls were excluded for Years 2008 and 2009 because the center was under redevelopment. Leases for Santa Monica Place were excluded for Years 2008 and 2009 and the three months ended March 31, 2010 because the center was under redevelopment.

(b)
The average base rent per square foot on leases executed during the period represents the actual rent to be paid during the first twelve months for tenants 10,000 square feet and under. Leases executed for Promenade at Casa Grande, SanTan Village Power Center and SanTan Village Regional Center were excluded for Year 2008 because they were under redevelopment. Leases executed for The Market at Estrella Falls were excluded for Years 2008 and 2009 because the center was under redevelopment. Leases executed for Santa Monica Place were excluded for Years 2008 and 2009 and the three months ended March 31, 2010 because the center was under redevelopment.

(c)
The average base rent per square foot on leases expiring during the period represents the final year minimum rent, on a cash basis, for all tenant leases 10,000 square feet and under expiring during the year. Leases for Promenade at Casa Grande, SanTan Village Power Center and SanTan Village Regional Center were excluded for Year 2008 because they were under redevelopment. Leases for The Market at Estrella Falls were excluded for Years 2008 and 2009 because the center was under redevelopment. Leases for Santa Monica Place were excluded for Years 2008 and 2009 and the three months ended March 31, 2010 because the center was under redevelopment.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Cost of Occupancy

	For Years Ended December 31,
	2009	2008
Consolidated Centers
Minimum rents	9.1%	8.9%
Percentage rents	0.4%	0.4%
Expense recoveries(a)	4.7%	4.4%

Total	14.2%	13.7%

	For Years Ended December 31,
	2009	2008
Unconsolidated Joint Venture Centers
Minimum rents	9.4%	8.2%
Percentage rents	0.4%	0.4%
Expense recoveries(a)	4.3%	3.9%

Total	14.1%	12.5%

(a)
Represents real estate tax and common area maintenance charges.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Summarized Balance Sheet Information

	March 31, 2010	December 31, 2009	December 31, 2008
	dollars in thousands
Cash and cash equivalents	$96,226	$93,255	$66,529
Pro rata cash and cash equivalents on unconsolidated centers	$64,447	$71,335	$91,103
Investment in real estate, net (a)	$5,645,778	$5,657,939	$6,371,319
Investment in unconsolidated centers	$1,033,966	$1,046,196	$1,094,845
Total assets	$7,266,949	$7,252,471	$8,090,435
Mortgage and notes payable	$4,556,809	$4,531,634	$5,940,418
Pro rata share of debt on unconsolidated centers	$2,226,948	$2,258,738	$2,017,705

(a)
Includes construction in process of $609,744 at March 31, 2010, $583,334 at December 31, 2009, and $600,773 at December 31, 2008.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Debt Summary (at Company's pro rata share)

	As of March 31, 2010
	Fixed Rate	Floating Rate(a)	Total
	dollars in thousands
Consolidated debt	$3,501,185	$830,203	$4,331,388
Unconsolidated debt	1,934,599	292,349	2,226,948

Total debt	$5,435,784	$1,122,552	$6,558,336
Weighted average interest rate	6.10%	3.30%	5.62%
Weighted average maturity (years)			2.85

(a)
Excludes swapped floating rate debt. Swapped debt is included in the fixed debt category.

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Outstanding Debt by Maturity Date

	As of March 31, 2010
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate(a)	Fixed	Floating	Total Debt Balance(a)
I. Consolidated Assets:
Macerich Partnership Line of Credit(b)(c)	04/25/10	6.26%	$690,000	$—	$690,000
Carmel Plaza(d)	05/01/10	8.15%	24,156	—	24,156
Vintage Faire Mall(e)	09/01/10	7.92%	61,886	—	61,886
Santa Monica Place	11/01/10	7.79%	76,308	—	76,308
Valley View Center	01/01/11	5.81%	125,000	—	125,000
Danbury Fair Mall	02/01/11	4.64%	161,360	—	161,360
Victor Valley, Mall of(c)(f)	05/06/11	6.66%	100,000	—	100,000
Shoppingtown Mall	05/11/11	5.01%	40,952	—	40,952
Capitola Mall	05/15/11	7.13%	35,032	—	35,032
Freehold Raceway Mall(g)	07/07/11	4.68%	82,130	—	82,130
Oaks, The(c)(f)	07/10/11	6.90%	60,000	—	60,000
Pacific View	08/31/11	7.25%	78,985	—	78,985
Pacific View	08/31/11	7.00%	6,399	—	6,399
Rimrock Mall	10/01/11	7.57%	41,241	—	41,241
Prescott Gateway	12/01/11	5.86%	60,000	—	60,000
Hilton Village	02/01/12	5.27%	8,569	—	8,569
The Macerich Company—Convertible Senior Notes(h)	03/15/12	5.41%	616,912	—	616,912
Tucson La Encantada	06/01/12	5.84%	77,223	—	77,223
Chandler Fashion Center(g)	11/01/12	5.21%	48,889	—	48,889
Chandler Fashion Center(g)	11/01/12	6.00%	32,338	—	32,338
Towne Mall	11/01/12	4.99%	13,738	—	13,738
Deptford Mall	01/15/13	5.41%	172,500	—	172,500
Greeley—Defeasance	09/01/13	6.34%	26,170	—	26,170
Great Northern Mall	12/01/13	5.11%	38,657	—	38,657
Fiesta Mall	01/01/15	4.98%	84,000	—	84,000
South Plains Mall	04/11/15	6.53%	105,000	—	105,000
Fresno Fashion Fair	08/01/15	6.76%	167,079	—	167,079
Flagstaff Mall	11/01/15	5.03%	37,000	—	37,000
South Towne Center	11/05/15	6.39%	88,579	—	88,579
Valley River Center	02/01/16	5.59%	120,000	—	120,000
Salisbury, Center at	05/01/16	5.83%	115,000	—	115,000
Deptford Mall	06/01/16	6.46%	15,399	—	15,399
Chesterfield Towne Center	01/01/24	9.07%	51,909	—	51,909
Wilton Mall	11/01/29	11.08%	38,774	—	38,774

Total Fixed Rate Debt for Consolidated Assets		6.07%	$3,501,185	$—	$3,501,185

Panorama Mall(c)	05/31/10	1.18%	$—	$50,000	$50,000
Promenade at Casa Grande(c)(i)	08/16/10	1.72%	—	44,426	44,426
La Cumbre Plaza(c)	12/09/10	2.41%	—	28,973	28,973
Twenty Ninth Street(c)	03/25/11	5.45%	—	107,480	107,480
Westside Pavilion(c)	06/05/11	3.23%	—	175,000	175,000
SanTan Village Regional Center(c)(j)	06/13/11	3.07%	—	115,674	115,674
Oaks, The(c)	07/10/11	2.28%	—	165,000	165,000
Oaks, The(c)	07/10/11	2.83%	—	32,224	32,224
Paradise Valley Mall(c)	08/31/12	6.30%	—	85,000	85,000
Northgate Mall(c)	01/01/13	6.90%	—	26,426	26,426

Total Floating Rate Debt for Consolidated Assets		3.49%	$—	$830,203	$830,203

Total Debt for Consolidated Assets		5.57%	$3,501,185	$830,203	$4,331,388

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Outstanding Debt by Maturity Date

	As of March 31, 2010
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate(a)	Fixed	Floating	Total Debt Balance(a)
II. Unconsolidated Assets (At Company's pro rata share):
Ridgmar (50%)(c)(k)	04/30/10	6.11%	$28,700	$—	$28,700
Stonewood Mall (51%)	12/11/10	7.44%	36,604	—	36,604
Inland Center (50%)	02/11/11	5.06%	24,977	—	24,977
Arrowhead Towne Center (33.3%)	10/01/11	6.38%	25,262	—	25,262
SanTan Village Power Center (34.9%)	02/01/12	5.33%	15,705	—	15,705
NorthPark Center (50%)	05/10/12	5.97%	90,282	—	90,282
NorthPark Center (50%)	05/10/12	8.33%	40,358	—	40,358
NorthPark Land (50%)	05/10/12	8.33%	38,982	—	38,982
Kierland Greenway (24.5%)	01/01/13	6.02%	14,926	—	14,926
Kierland Main Street (24.5%)	01/02/13	4.99%	3,681	—	3,681
Queens Center (51%)	03/01/13	7.79%	65,361	—	65,361
Queens Center (51%)	03/01/13	7.00%	106,138	—	106,138
Scottsdale Fashion Square (50%)	07/08/13	5.66%	275,000	—	275,000
FlatIron Crossing (25%)	12/01/13	5.26%	44,906	—	44,906
Tysons Corner Center (50%)	02/17/14	4.78%	161,552	—	161,552
Redmond Office (51%)	05/15/14	7.52%	31,032	—	31,032
Biltmore Fashion Park (50%)	10/01/14	8.25%	29,905	—	29,905
Lakewood Mall (51%)	06/01/15	5.43%	127,500	—	127,500
Broadway Plaza (50%)	08/15/15	6.12%	73,546	—	73,546
Chandler Festival (50%)	11/01/15	6.39%	14,850	—	14,850
Chandler Gateway (50%)	11/01/15	6.37%	9,450	—	9,450
Washington Square (51%)	01/01/16	6.04%	125,664	—	125,664
Eastland Mall (50%)	06/01/16	5.80%	84,000	—	84,000
Empire Mall (50%)	06/01/16	5.81%	88,150	—	88,150
Granite Run (50%)	06/01/16	5.84%	58,063	—	58,063
Mesa Mall (50%)	06/01/16	5.82%	43,625	—	43,625
Rushmore (50%)	06/01/16	5.82%	47,000	—	47,000
Southern Hills (50%)	06/01/16	5.82%	50,750	—	50,750
Valley Mall (50%)	06/01/16	5.85%	22,607	—	22,607
North Bridge, The Shops at (50%)	06/15/16	7.52%	101,798	—	101,798
West Acres (19%)	10/01/16	6.41%	12,477	—	12,477
Corte Madera, The Village at (50.1%)	11/01/16	7.27%	39,953	—	39,953
Wilshire Building (30%)	01/01/33	6.35%	1,795	—	1,795

Total Fixed Rate Debt for Unconsolidated Assets		6.16%	$1,934,599	$—	$1,934,599

Superstition Springs Center (33.3%)(c)	09/09/10	0.60%	—	22,498	22,498
Camelback Colonnade (75%)	10/09/10	1.11%	—	31,125	31,125
Kierland Tower Lofts (15%)	11/18/10	3.25%	—	993	993
Boulevard Shops (50%)	12/17/10	1.19%	—	10,700	10,700
Chandler Village Center (50%)	01/15/11	1.39%	—	8,643	8,643
Desert Sky Mall (50%)	03/04/11	1.33%	—	25,750	25,750
Market at Estrella Falls (32.9%)(c)	06/01/11	2.38%	—	11,590	11,590
Los Cerritos Center (51%)	07/01/11	1.10%	—	102,000	102,000
Pacific Premier Retail Trust (51%)(c)	08/21/11	7.09%	—	79,050	79,050

Total Floating Rate Debt for Unconsolidated Assets		2.77%	$—	$292,349	$292,349

Total Debt for Unconsolidated Assets		5.72%	$1,934,599	$292,349	$2,226,948

Total Debt		5.62%	$5,435,784	$1,122,552	$6,558,336

Percentage to Total			82.88%	17.12%	100.00%

(a)
The debt balances include the unamortized debt premiums/discounts. Debt premiums/discounts represent the excess of the fair value of debt over the principal value of debt assumed in various acquisitions and are amortized into interest expense over the remaining term of the related debt in a manner that approximates the effective interest method. The annual interest rate in the above table represents the effective interest rate, including the debt premiums/discounts and loan financing costs.

(b)
This debt has two interest rate swap agreements which effectively fixed the interest rate on $290.0 million until April 15, 2010 and the remaining $400.0 million until April 25, 2011. On April 20, 2010, the line of credit balance was paid down in full. On April 25, 2010, the maturity date of this line of credit was extended to April 25, 2011.

(c)
This loan includes extension options beyond the stated maturity date.

(d)
This entire loan was paid off in full on April 7, 2010.

(e)
This entire loan was paid off in full on April 15, 2010. On April 27, 2010, the Company financed the property with a $135.0 million loan bearing interest at LIBOR plus 3.0%, maturing on April 27, 2015.

(f)
This debt has an interest rate swap agreement which effectively fixed the interest rate until April 15, 2010.

(g)
This property is a consolidated joint venture. The above debt balance represents the Company's pro rata share of 50.1%.

(h)
These convertible senior notes were issued on March 16, 2007 in an aggregate amount of $950.0 million. The above table includes the unamortized discount of $21.2 million and the annual interest rate represents the effective interest rate, including the discount.

(i)
This property is a consolidated joint venture. The above debt balance represents the Company's pro rata share of 51.3%.

(j)
This property is a consolidated joint venture. The above debt balance represents the Company's pro rata share of 84.9%.

(k)
On April 29, 2010, the Company's joint venture extended this loan to April 11, 2011, with one additional one-year extension option to April 11, 2012. The notional amount of the loan and the interest rate are unchanged.

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Top Ten Tenants

        The following tenants (including their subsidiaries) represent the 10 largest rent payers in the Company's portfolio (including joint ventures) based upon rents in place as of December 31, 2009.

Tenant	Primary DBA's	Number of Locations in the Portfolio	% of Total Rents(1)
Gap Inc.	Gap, Banana Republic, Old Navy	94	2.5%
Limited Brands, Inc.	Victoria Secret, Bath and Body	144	2.4%
Forever 21, Inc.	Forever 21, XXI Forever	48	1.9%
Foot Locker, Inc.	Footlocker, Champs Sports, Lady Footlocker	143	1.7%
Abercrombie and Fitch Co.	Abercrombie & Fitch, Abercrombie, Hollister	81	1.6%
AT&T Mobility LLC(2)	AT&T Wireless, Cingular Wireless	29	1.3%
Luxottica Group	Lenscrafters, Sunglass Hut	156	1.3%
American Eagle Outfitters, Inc.	American Eagle Outfitters	66	1.3%
Macy's, Inc.	Macy's, Bloomingdale's	65	1.0%
Signet Group PLC	Kay Jewelers, Weisfield Jewelers	76	1.0%

(1)
Total rents include minimum rents and percentage rents.

(2)
Includes AT&T Mobility office headquarters located at Redmond Town Center.